SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2006

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (I.R.S. Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 13, 2006, the Board of Directors of J. C. Penney Company, Inc. (the “Company”) amended Article VIII, Section 1 of the Company’s Bylaws to allow for the issuance of uncertificated shares, as provided under the Delaware General Corporation Law. The Company’s Bylaws had previously provided for issuance of the Company’s shares in certificated form only. The amendment was adopted to permit implementation of a book-entry direct registration system, which allows shares of stock to be owned, reported, and transferred electronically without the need for physical stock certificates.

A copy of the amendment to Article VIII, Section 1 of the Company’s Bylaws is filed herewith as Exhibit 3.1.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibit 3.1     Amendment to Article VIII, Section 1 of the J. C. Penney Company, Inc. Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:    /s/ Joanne L. Bober
            Joanne L. Bober
Executive Vice President,
General Counsel and Secretary

Date: December 15, 2006

EXHIBIT INDEX

Exhibit Number       Description

3.1              Amendment to Article VIII, Section 1 of the J. C. Penney Company, Inc. Bylaws